Impairment	6 Months Ended
Jun. 30, 2019
Impairment.
Impairment

5.        Impairment

	Half-year to	Half-year to	Half-year to
	30 June	30 June	31 Dec
	2019	2018	2018
	£m	£m	£m

Impact of transfers between stages	379	342	133
Other changes in credit quality	223	242	283
Additions (repayments)	(64)	(70)	(20)
Methodology changes	16	(61)	41
Model changes	27	—	—
Other items	(2)	(7)	44
	200	104	348
Total impairment charge	579	456	481

In respect of:
Loans and advances to banks	1	—	1
Loans and advances to customers	598	470	552
Debt securities	—	—	—
Financial assets at amortised cost	599	470	553
Other assets	—	—	1
Impairment charge on drawn balances	599	470	554
Loan commitments and financial guarantees	(19)	(15)	(58)
Financial assets at fair value through other comprehensive income	(1)	1	(15)
Total impairment charge	579	456	481

The Group’s impairment charge comprises the following:

Transfers between stages

The net impact on the impairment charge of transfers between stages.

Other changes in credit quality

Changes in loss allowance as a result of movements in risk parameters that reflect changes in customer credit quality, but which have not resulted in a transfer to a different stage. This also contains the impact on the impairment charge of write-offs and recoveries, where the related loss allowances are reassessed to reflect ultimate realisable or recoverable value.

Additions (repayments)

Expected loss allowances are recognised on origination of new loans or further drawdowns of existing facilities. Repayments relate to the reduction of allowances as a result of repayments of outstanding balances.

Methodology changes

Increase or decrease in impairment charge as a result of adjustments to the models used for expected credit loss calculations; either as changes to the model inputs (risk parameters) or to the underlying assumptions.

Model changes

The impact on the impairment charge of changing the models used to calculate expected credit losses.